UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2020

NanoVibronix, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36445	01-0801232
(Commission File Number)	(IRS Employer Identification No.)

525 Executive Blvd., Elmsford, NY 10523

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 233-3004

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NAOV	Nasdaq Capital Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 11, 2020, NanoVibronix, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”). There were 4,657,294 shares of the Company’s common stock, Series C Convertible Preferred Stock and Series E Convertible Preferred entitled to be voted, of which 2,491,773 were voted in person or by proxy. The following matters were submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal 1. A proposal to elect six directors to serve on the Company’s board of directors for a term of one year or until their respective successors are elected and qualified, for which the following are nominees. The nominees, Brian Murphy, Christopher Fashek, Martin Goldstein, Harold Jacob, M.D., Michael Ferguson and Thomas R. Mika were elected to serve as directors. The results of the voting were as follows:

Nominees	Votes For	Withheld	Broker Non-Votes
Brian Murphy	1,820,424	3,743	667,606
Christopher Fashek	1,820,419	3,748	667,606
Martin Goldstein, M.D.	1,820,324	3,843	667,606
Harold Jacob, M.D.	1,813,482	10,685	667,606
Michael Ferguson	1,820,419	3,748	667,606
Thomas R. Mika	1,813,587	10,580	667,606

Proposal 2. A proposal to ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. The proposal was ratified and the results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
2,414,586	75,043	2,144	0

For more information about the foregoing proposals, see the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on June 15, 2020, the relevant portions of which are incorporated herein by reference.

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOVIBRONIX, INC.

Date: August 11, 2020	By:	/s/ Brian Murphy
	Name:	Brian Murphy
	Title:	Chief Executive Officer